Exhibit 10.1

AMENDMENT NO. 1

to

EMPLOYMENT AGREEMENT

dated December 11, 2017

by and between

AXIS Specialty U.S. Services, Inc. (the “Company”)

and

Peter Vogt (the “Executive”)

Dated: October 2, 2020

WHEREAS, the Company and the Executive entered into an employment agreement dated December 11, 2017 (the “Agreement”); and

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited, the Company and the Executive have determined that it is in the best interests of the Company, AXIS Capital Holdings Limited and its shareholders to extend the term of service thereof and amend certain components of Executive’s compensation and benefits;

NOW, THEREFORE, the Agreement is hereby amended, effective as of the date first above written, as follows:

1.	Section 1(b) of the Agreement (Work Location) is hereby amended to replace the reference to “the Company’s office in New York, NY” with “your residence in Berwyn, PA”.

2.	Section 2(b) of the Agreement (Compensation and Benefits) is hereby amended to replace the reference to “100%” in the second line thereof with “115%”.

3.	Section 2(c) of the Agreement (Compensation and Benefits) is hereby amended to replace the reference to “$900,000” in the third line thereof with “$1,000,000”.

4.	Section 2(e) of the Agreement (Compensation and Benefits) is hereby amended to replace the reference to “25” in the first line thereof with “30”.

5.	Section 3(a) of the Agreement (Term of Employment) is hereby amended to replace the reference to “December 31, 2020” with “December 31, 2023”.

6.	Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

AXIS SPECIALTY U.S. SERVICES, INC.

By:	/s/ Noreen McMullan
Name:	Noreen McMullan
Title:	Executive Vice President

Accepted and Agreed:

/s/ Peter Vogt

Peter Vogt